UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2017

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☒  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2017, Equity Bancshares, Inc., a Kansas corporation (“Equity”), entered into an Agreement and Plan of Reorganization (the “KBC Agreement”), by and among Equity, Oz Merger Sub, Inc., a Kansas corporation and a wholly-owned subsidiary of Equity (“Oz Merger Sub”), and Kansas Bank Corporation, a Kansas corporation (“KBC”). Also on December 16, 2017, Equity entered into an Agreement and Plan of Reorganization (the “Adams Agreement”), by and among Equity, Abe Merger Sub, Inc., a Missouri corporation (“Abe Merger Sub”), and Adams Dairy Bancshares, Inc., a Missouri corporation (“Adams”).

KBC Merger

KBC Agreement. Subject to the terms and conditions set forth in the KBC Agreement, Oz Merger Sub will merge with and into KBC (the “KBC Merger”), with KBC continuing as the surviving corporation and a wholly-owned subsidiary of Equity. Following the KBC Merger, Equity will cause KBC to merge with and into Equity, with Equity surviving (the “Second Step KBC Merger”). Following the Second Step KBC Merger, or at such later time as Equity may determine, The First National Bank of Liberal, a national association and wholly-owned subsidiary of KBC, will merge with and into Equity Bank, a Kansas state bank and wholly-owned subsidiary of Equity (“Equity Bank”), with Equity Bank surviving.

Subject to the terms and conditions set forth in the KBC Agreement, at the effective time of the KBC Merger, each outstanding share of common stock, par value $20.00 per share, of KBC (“KBC Common Stock”) will be converted into the right to receive their proportionate share of the merger consideration. The merger consideration has an aggregate value of approximately $45,084,038 under the terms of the KBC Agreement and will be paid in a combination of Class A common stock, par value of $0.01 per share, of Equity (“Equity Class A Stock”), and cash. Stockholders of KBC will have the right to elect the portion of cash and stock that they would prefer to receive as consideration. The amount of cash and stock that the stockholders of KBC will receive is subject to proration in accordance with the terms of the KBC Agreement, which provides that in the aggregate, before making any possible adjustments to the merger consideration, the aggregate cash portion of the merger consideration will be approximately $16,771,050, or 37.2% of the total merger consideration, and the stock portion of the merger consideration will be approximately $28,312,988, or 62.8% of the total consideration. The merger consideration is subject to downward adjustment based upon KBC’s consolidated capital, surplus and retained earnings accounts less all intangible assets, and adjusted to reflect certain merger costs and other specified items (“KBC Equity”), calculated prior to the closing.

The KBC Agreement contains customary representations and warranties from both Equity and KBC, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the KBC Agreement and the closing of the KBC merger, KBC’s obligation to recommend that its stockholders approve the KBC Agreement and the transactions contemplated thereby, and KBC’s non-solicitation obligations relating to alternative acquisition proposals.

Completion of the KBC Merger is subject to certain customary conditions, including, among others, (1) approval of the KBC Agreement by KBC’s stockholders, (2) receipt of required regulatory and other third-party consents or approvals, (3) the absence of any statute, rule, regulation, order, injunction or other action prohibiting the consummation of the KBC Merger, (4) the Registration Statement on Form S-4 (the “KBC Registration Statement”) becoming effective under the Securities Act of 1933, as amended, and (5) authorization for listing on the NASDAQ of the shares of Equity Class A Stock to be issued in the KBC Merger. Each party’s obligation to complete the KBC Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the KBC Agreement, and (iii) the delivery of required closing documents by the other party. Equity’s obligation to complete the KBC Merger is also subject to (A) the KBC Equity, after adjusting for the items specified in the KBC Agreement, being at least $12,522,253, (B) holders of not more than 5% of the outstanding shares of KBC Common Stock having duly exercised their dissenters’ rights, and (C) Equity’s receipt of an opinion from its counsel to the effect that the KBC Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The KBC Agreement provides certain termination rights for both Equity and KBC and further provides that upon termination of the KBC Agreement under certain circumstances, a termination fee of $1,500,000 will be payable by KBC to Equity. The KBC Agreement also provides that KBC may terminate the KBC Agreement if, subject to the terms of the KBC Agreement, both (i) the volume weighted average closing price of Equity Class A Stock during the twenty trading day period ending on the close of business on the day prior to the fifth business day preceding the closing date is less than $27.592 and (ii) the Equity Class A Stock underperforms the KBW NASDAQ Regional Banking Index (KRX) by more than 20% (the “KBC VWAP Termination Right”). If KBC exercises the KBC VWAP Termination Right, it would not receive any termination fee or any other amounts from Equity.

The foregoing description of the KBC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the KBC Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the KBC Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the KBC Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the KBC Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the KBC Merger, unless otherwise specified therein, and (2) were made only as of the date of the KBC Agreement or such other date as is specified in the KBC Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the KBC Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the KBC Agreement is included with this filing only to provide investors with information regarding the terms of the KBC Agreement, and not to provide investors with any other factual information regarding Equity or KBC, their respective affiliates or their respective businesses. The KBC Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Equity, KBC, their respective affiliates or their respective businesses, the KBC Agreement and the KBC Merger that will be contained in, or incorporated by reference into, the KBC Registration Statement that will include a proxy statement of KBC and a prospectus of Equity, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Equity makes with the Securities and Exchange Commission (the “SEC”).

KBC Voting Agreement. In connection with entering into the KBC Agreement, Equity entered into a Voting Agreement with KBC, Brad S. Elliott, as proxy, and certain stockholders of KBC (the “KBC Voting Agreement”). The stockholders that are party to the KBC Voting Agreement beneficially own in the aggregate approximately 74% of the outstanding shares of KBC Common Stock. The KBC Voting Agreement requires, among other things, that the stockholders party thereto vote all of their shares of KBC Common Stock in favor of the KBC Merger and the other transactions contemplated by the KBC Agreement and against alternative transactions and generally prohibits them from transferring their shares of KBC Common Stock prior to the termination of the KBC Voting Agreement. The KBC Voting Agreement will terminate upon the earlier of the termination of the KBC Agreement in accordance with its terms or the completion of the transactions contemplated by the KBC Agreement.

The foregoing description of the KBC Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the KBC Voting Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

KBC Director Support Agreement. In connection with entering into the KBC Agreement, each of the directors of KBC have entered into a Director Support Agreement with Equity (the “KBC Director Support Agreement”) pursuant to which they agree to refrain from harming the goodwill of Equity, KBC or any of their respective subsidiaries and their respective customer, client and vendor relationships. Each director also agreed to certain additional restrictive covenants.

The foregoing description of the KBC Director Support Agreement does not purport to be complete and is qualified in its entirety by reference to the KBC Director Support Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Adams Merger

Adams Agreement. Subject to the terms and conditions set forth in the Adams Agreement, Abe Merger Sub will merge with and into Adams (the “Adams Merger”), with Adams continuing as the surviving corporation and a wholly-owned subsidiary of Equity. Following the Adams Merger, Equity will cause Adams to merge with and into Equity, with Equity surviving (the “Second Step Adams Merger”). Following the Second Step Adams Merger, or at such later time as Equity may determine, The Adams Dairy Bank, a Missouri state bank and wholly-owned subsidiary of Adams, will merge with and into Equity Bank, with Equity Bank surviving.

Subject to the terms and conditions set forth in the Adams Agreement, at the effective time of the Adams Merger, each outstanding share of common stock, par value $0.01 per share, of Adams (“Adams Common Stock”) will be converted into the right to receive, without interest: (i) 0.4791 shares of Equity Class A Stock and (ii) $5.51, in cash, subject to adjustment based upon Adams’s consolidated capital, surplus and retained earnings accounts less all intangible assets, and adjusted to reflect certain merger costs and other specified items (“Adams Equity”), calculated prior to closing. The merger consideration has an aggregate value of approximately $15,825,000 under the terms of the Adams Agreement.

The Adams Agreement contains customary representations and warranties from both Equity and Adams, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Adams Agreement and the closing of the Adams Merger, Adams’s obligation to recommend that its stockholders approve the Adams Agreement and the transactions contemplated thereby, and Adams’s non-solicitation obligations relating to alternative acquisition proposals.

Completion of the Adams Merger is subject to certain customary conditions, including, among others, (1) approval of the Adams Agreement by Adams’s stockholders, (2) receipt of required regulatory and other third-party consents or approvals, (3) the absence of any statute, rule, regulation, order, injunction or other action prohibiting the consummation of the Adams Merger, (4) the Registration Statement on Form S-4 (the “Adams Registration Statement”) becoming effective under the Securities Act of 1933, as amended, and (5) authorization for listing on the NASDAQ of the shares of Equity Class A Stock to be issued in the Adams Merger.

Each party’s obligation to complete the Adams Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Adams Agreement, and (iii) the delivery of required closing documents by the other party. Equity’s obligation to complete the Adams Merger is also subject to (A) the Adams Equity, after adjusting for the items specified in the Adams Agreement, being at least $5,709,750, (B) holders of not more than 5% of the outstanding shares of Adams Common Stock having duly exercised their dissenters’ rights, and (C) Equity’s receipt of an opinion from its counsel to the effect that the Adams Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Adams Agreement provides certain termination rights for both Equity and Adams and further provides that upon termination of the Adams Agreement under certain circumstances, a termination fee of $850,000 will be payable by Adams to Equity. The Adams Agreement also provides that Adams may terminate the Adams Agreement if, subject to the terms of the Adams Agreement, both (i) the volume weighted average closing price of Equity Class A Stock during the twenty trading day period ending on the close of business on the day prior to the fifth business day preceding the closing date is less than $27.592 and (ii) the Equity Class A Stock underperforms the KBW NASDAQ Regional Banking Index (KRX) by more than 20% (the “Adams VWAP Termination Right”). If Adams exercises the Adams VWAP Termination Right, it would not receive any termination fee or any other amounts from Equity.

The foregoing description of the Adams Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Adams Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Adams Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Adams Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Adams Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Adams Merger, unless otherwise specified therein, and (2) were made only as of the date of the Adams Agreement or such other date as is specified in the Adams Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Adams Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Adams Agreement is included with this filing only to provide investors with information regarding the terms of the Adams Agreement, and not to provide investors with any other factual information regarding Equity or Adams, their respective affiliates or their respective businesses. The Adams Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Equity, Adams, their respective affiliates or their respective businesses, the Adams Agreement and the Adams Merger that will be contained in, or incorporated by reference into, the Adams Registration Statement that will include a proxy statement of Adams and a prospectus of Equity, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Equity makes with the SEC.

Adams Voting Agreement. In connection with entering into the Adams Agreement, Equity entered into a Voting Agreement with Adams, Brad S. Elliott, as proxy, and certain stockholders of Adams (the “Adams Voting Agreement”). The stockholders that are party to the Adams Voting Agreement beneficially own in the aggregate approximately 62% of the outstanding shares of Adams Common Stock. The Adams Voting Agreement requires, among other things, that the stockholders party thereto vote all of their shares of Adams Common Stock in favor of the Adams Merger and the other transactions contemplated by the Adams Agreement and against alternative transactions and generally prohibits them from transferring their shares of Adams Common Stock prior to the termination of the Adams Voting Agreement. The Adams Voting Agreement will terminate upon the earlier of the termination of the Adams Agreement in accordance with its terms or the completion of the transactions contemplated by the Adams Agreement.

The foregoing description of the Adams Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Adams Voting Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Adams Director Support Agreement. In connection with entering into the Adams Agreement, certain directors of Adams have entered into a Director Support Agreement with Equity (the “Adams Director Support Agreement”) pursuant to which they agree to refrain from harming the goodwill of Equity, Adams or any of their respective subsidiaries and their respective customer, client and vendor relationships. Such directors also agreed to certain additional restrictive covenants.

The foregoing description of the Adams Director Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Adams Director Support Agreement, which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

Item 7.01	Other Events.

On December 18, 2017, Equity issued a press release announcing the execution of the KBC Agreement and the Adams Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein. On December 18, 2017,

Equity also provided supplemental information regarding the proposed transactions in connection with a presentation to analysts and investors. A copy of the investor presentation is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, the expected benefits of the proposed transaction, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, the respective business of either Adams or KBC experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; the ability to obtain regulatory approval of the transactions contemplated by either the Adams Agreement or the KBC Agreement; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2017 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Important Additional Information

This communication shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

In connection with the proposed merger transactions, Equity (i) intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of KBC and a prospectus of Equity, and (ii) intends to file a registration statement on Form S-

4 with the SEC that will include a proxy statement of Adams and a prospectus of Equity, and (iii) will file other documents regarding the proposed KBC and Adams merger transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE APPLICABLE REGISTRATION STATEMENT AND PROXY STATEMENT/ PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. The applicable proxy statement/prospectus will be sent to the stockholders of each institution seeking the required stockholder approvals. Investors and security holders will be able to obtain the registration statements and the proxy statement/prospectuses free of charge from the SEC’s website or from Equity by writing to the address provided above.

Equity, KBC, and Adams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed merger transactions. Information about Equity’s participants may be found in the definitive proxy statement of Equity relating to its 2017 Annual Meeting of Stockholders filed with the SEC on March 22, 2017. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed mergers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of December 16, 2017, by and among Equity Bancshares, Inc., Oz Merger Sub, Inc. and Kansas Bank Corporation.*

2.2	Agreement and Plan of Reorganization, dated as of December 16, 2017, by and among, Equity Bancshares, Inc., Abe Merger Sub, Inc. and Adams Dairy Bancshares, Inc.*

10.1	Form of Voting Agreement, dated as of December 16, 2017, by and among Equity Bancshares, Inc., Brad S. Elliott, Kansas Bank Corporation and the stockholders party thereto (included as Exhibit A to Exhibit 2.1 to this Current Report on Form 8-K).

10.2	Form of Director Support Agreement, dated as of December 16, 2017, by and between Equity Bancshares, Inc. and the directors of Kansas Bank Corporation parties thereto (included as Exhibit B to Exhibit 2.1 to this Current Report on Form 8-K).

10.3	Form of Voting Agreement, dated as of December 16, 2017, by and among Equity Bancshares, Inc., Brad S. Elliott, Adams Dairy Bancshares, Inc. and the stockholders party thereto (included as Exhibit A to Exhibit 2.2 to this Current Report on Form 8-K).

10.4	Form of Director Support Agreement, dated as of December 16, 2017, by and between Equity Bancshares, Inc. and the directors of Adams Dairy Bancshares, Inc. party thereto (included as Exhibit B to Exhibit 2.2 to this Current Report on Form 8-K).

99.1	Press Release, dated December 18, 2017.

99.2	Investor Presentation, dated December 18, 2017.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: December 18, 2017	By:	/s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer